                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 17, 2002

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

      COMMISSION                     REGISTRANT; STATE OF INCORPORATION;                  IRS EMPLOYER
     FILE NUMBER                        ADDRESS; AND TELEPHONE NUMBER                  IDENTIFICATION NO.
        1-9513                             CMS ENERGY CORPORATION                          38-2726431
                                          (A Michigan Corporation)
                                      Fairlane Plaza South, Suite 1100
                                            330 Town Center Drive
                                           Dearborn, Michigan 48126
                                               (313) 436-9261

        1-5611                            CONSUMERS ENERGY COMPANY                         38-0442310
                                          (A Michigan Corporation)
                                          212 West Michigan Avenue
                                              Jackson, Michigan
                                               (517) 788-1030


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                              INDEPENDENT AUDITORS

On May 23, 2002, the Boards of Directors of CMS Energy Corporation ("CMS Energy") and Consumers Power Company ("Consumers" and collectively with CMS Energy and their subsidiaries, the "Company") engaged Ernst & Young LLP ("E&Y") to audit the Company's financial statements for the year ended December 31, 2002. During the Company's two most recent fiscal years ended December 31, 2000 and December 31, 2001, and the subsequent interim period through May 19, 2002, the Company did not consult with E&Y regarding any matter or event identified in
Item 304(a)(2)(i) and (ii) of Regulation S-K. CMS Energy continues to retain Arthur Andersen, LLP as independent accountants in connection with the year 2001, including the restatements referred to in Item 5 below.

ITEM 5.  OTHER EVENTS.

                 CHANGE OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER

On May 24, 2002, CMS Energy, announced that the Boards of Directors of CMS Energy and Consumers accepted the resignation of William T. McCormick, Jr. as chairman and chief executive officer. The Boards elected Kenneth Whipple, retired executive vice president of Ford Motor Co. and a member of CMS Energy's and Consumer's Boards of Directors, to succeed Mr. McCormick as chairman and chief executive officer of the Company. A copy of the press release making the announcement is attached.


                   SPECIAL COMMITTEE OF INDEPENDENT DIRECTORS

Also, on May 24, 2002, CMS Energy issued a separate press release announcing that its Board of Directors will establish a special committee of independent directors to investigate matters surrounding round trip trades conducted by CMS Energy's subsidiary, CMS Marketing, Services and Trading Company (CMS-MST). The special committee will retain outside counsel to assist in the investigation. The specific membership of the committee is to be established within the next ten days.



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                           AMENDED 2001 FORM 10-K AND
                 RESTATED FINANCIAL STATEMENTS FOR 2000 AND 2001

CMS Energy also announced that it plans to amend as soon as practical its 2001 Form 10-K and restate its financial statements for 2000 and 2001 to eliminate from revenue and expense all of the effects of round trip trades. None of the restatements will affect earnings or cash flows for either period. CMS Energy expects the restatement to simultaneously eliminate approximately $1 billion of revenue and expense from round trip trades in 2000. The Company previously reclassified 2001 financial statements to eliminate $4.2 billion of revenue and expense, which included $3.3 billion of previously reported revenue and expense from round trip power trades. The other $900 million of revenue and expense that was reclassified resulted from an incomplete round trip gas trade. The restatement will also adjust the year end 2001 balance sheet for offsetting receivable and payable amounts of $122 million related to round trip trades, and will restate 2001 revenue and expense of $5 million inadvertently missed in the 2001 restatement.

                                ROUND TRIP TRADES

CMS Energy announced that it is exploring the feasibility of extinguishing those round trip trades that remain open positions on its books. Extinguishing these open positions will have no impact on earnings or cash flow.

CMS Energy also announced it is cooperating with the Securities and Exchange Commission's investigation of round trip trading with another trading partner. It will also cooperate with inquiries by the Commodity Futures Trading Commission and Federal Energy Regulatory Commission related to these matters. The Company has received subpoenas from U.S. Attorney's Offices for each of the Southern District of New York and the Southern District of Texas related to round trip trading.



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                              CLASS ACTION LAWSUITS

In addition, CMS Energy is aware that beginning on May 17, 2002, a number of securities class action complaints have been filed against CMS Energy, Consumers, and certain officers and directors of CMS Energy. Copies of two of the complaints are attached as exhibits hereto. The complaints have generally been filed in the United States District Court for the Eastern District of Michigan as purported class actions by individuals who allege that they purchased CMS Energy's securities during a purported class period. At least two of the complaints contain purported class periods beginning on August 3, 2000 and running through May 10, 2002 or May 14, 2002. These complaints generally seek unspecified damages based on allegations that the defendants violated United States securities laws and regulations by making allegedly false and misleading statements about the Company's business and financial condition. The Company believes that additional suits might be commenced against it and that all such suits against it will eventually be consolidated. The Company intends to vigorously defend against these actions.

                       DEMAND LETTER FOR DERIVATIVE ACTION

Also, on May 21, 2002, CMS Energy received a demand letter dated May 17, 2002, from a shareholder requesting that the Board commence a derivative action against certain officers and against all of the directors of CMS Energy based on alleged breaches of fiduciary duties to CMS Energy, including, with respect to some of the individuals identified, by allegedly selling CMS Energy's common stock while in the possession of material, adverse, non-public information regarding CMS Energy. The letter seeks unspecified damages from each individual named therein. CMS Energy's Board of Directors will respond to the demand in due course.


                     PLANNED SALE OF CMS OIL AND GAS COMPANY

Finally, on May 29, 2002, CMS Energy announced its plan to put its oil and gas exploration and production unit, CMS Oil and Gas Co., up for sale and exit the exploration and production business. CMS Energy said it expects to conduct this sale as a competitive auction process for its oil and gas company. Proceeds from the sale will be additive to the Company's current total of $2.4 billion of cash proceeds from asset sales, securitization proceeds and LNG monetization toward its $2.9 billion asset optimization goal by year-end 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1     Press release of CMS Energy dated May 24, 2002.

99.2     Press release of CMS Energy dated May 24, 2002.

99.3     Complaint dated May 17, 2002.

99.4     Complaint dated May 23, 2002.



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                           FORWARD LOOKING STATEMENTS

This Form 8-K contains "forward-looking statements" that are subject to risks and uncertainties. They should be read in conjunction with the "Forward-Looking Statement Cautionary Factors" in the Company's Form 10-K, Item 1 (incorporated by reference herein) that discusses important factors that could cause the Company's results to differ materially from those anticipated in such statements.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                   CMS ENERGY CORPORATION


Dated:   May 29, 2002              By: /s/ Alan M. Wright
                                      -------------------
                                       Alan M. Wright
                                       Executive Vice President, Chief Financial
                                       Officer and Chief Administrative Officer


                                   CONSUMERS ENERGY COMPANY


Dated:   May 29, 2002              By: /s/ Alan M. Wright
                                      -------------------
                                       Alan M. Wright
                                       Executive Vice President, Chief Financial
                                       Officer and Chief Administrative Officer


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                                 EXHIBIT INDEX


99.1     Press release of CMS Energy dated May 24, 2002.

99.2     Press release of CMS Energy dated May 24, 2002.

99.3     Complaint dated May 17, 2002.

99.4     Complaint dated May 23, 2002.